UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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NGM Biopharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SUPPLEMENT TO
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT, DATED APRIL 8, 2020
FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2020

This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of NGM Biopharmaceuticals, Inc. (“NGM”) to be held on May 20, 2020.

On April 8, 2020, NGM commenced distributing to its stockholders a Notice of the 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, including the press release dated May 8, 2020 included below, which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement. Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Notice and Proxy Statement.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2020

NGM Announces Change to Virtual Format for 2020 Annual Meeting of Stockholders

SOUTH SAN FRANCISCO, Calif., May 8, 2020 (GLOBE NEWSWIRE) — NGM Biopharmaceuticals, Inc. (Nasdaq: NGM) today announced that, due to public health and safety concerns related to the coronavirus (COVID-19) pandemic, recommendations and orders from federal, state and local authorities, and to support the health and well-being of its stockholders, employees, and others, it will host its 2020 Annual Meeting of Stockholders (“Annual Meeting”) as a virtual-only meeting that will be held via live audio webcast. The virtual Annual Meeting is expected to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.

The previously announced date and time of the Annual Meeting, Wednesday, May 20, 2020 at 7:30 a.m. Pacific Daylight Time, as disclosed in the previously distributed Notice of the Annual Meeting and Definitive Proxy Statement (the “Notice and Proxy Statement”), has not changed. Online access to the Annual Meeting will begin at 6:30 a.m. Pacific Daylight Time. Stockholders will not be able to attend the Annual Meeting in person.

Attending the Virtual Meeting

Stockholder of Record: Shares Registered in Your Name

NGM's stockholders of record as of the close of business on March 23, 2020 (the “Record Date”) can attend the Annual Meeting by accessing the meeting center at https://web.lumiagm.com/219866537 and entering the control number on the proxy card or Notice of Internet Availability of Proxy Materials previously received and entering the meeting password ngm2020 (the password is case sensitive). Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are also available at the meeting website.

If you do not have your control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares. See caption below titled “Attending the Annual Meeting as a Guest.”

The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at https://web.lumiagm.com/219866537.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Beneficial owners as of the Record Date (i.e. shares held in “street name” through an intermediary, such as a brokerage firm, bank, dealer or other similar organization), who want to attend the Annual Meeting must register in advance to attend the virtual meeting. To register, obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares and then submit the legal proxy, proof of your share ownership on the Record Date, and your name and email address to American Stock Transfer and Trust Company LLC to receive a control number that may be used to access and vote your shares on the virtual meeting site. Any control number that was previously provided with your proxy materials will not provide access to the virtual meeting site. Requests for registration should be labeled as “Legal Proxy” and must be received no later than 5:00 p.m., Eastern Time, on May 15, 2020. Submit your registration request and supporting documentation by: (1) email to proxy@astfinancial.com; (2) facsimile to 718‑765‑8730, or (3) mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15 Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and you are advised to register as far in advance as possible. Once you have obtained your control number from American Stock Transfer and Trust Company, please follow the steps set forth above for registered stockholders to attend the virtual meeting.

Asking Questions

If you are attending the Annual Meeting as stockholder of record or beneficial owner, questions can be submitted by accessing the meeting center at https://web.lumiagm.com/219866537 and entering your control number. Instructions on how to participate in the Annual Meeting are available on the meeting website.

Voting Shares

Stockholders of record and beneficial owners will be able to vote their shares electronically during the Annual Meeting by entering the Annual Meeting using the control number. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at https://web.lumiagm.com/219866537.

NGM encourages stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

The proxy materials, including the proxy card and Notice of Internet Availability of Proxy Materials, previously distributed along with the Notice and Proxy Statement, will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.

Attending the Annual Meeting as a Guest

Guests may enter the Annual Meeting in “listen-only” mode by entering the Annual Meeting at https://web.lumiagm.com/219866537 and entering the meeting password ngm2020 (the password is case sensitive). Guests will not have the ability to vote or ask questions during the Annual Meeting.

List of Stockholders

A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting. You may email NGM at ir@ngmbio.com to coordinate arrangements to view the stockholder list. The stockholder list will also be available during the Annual Meeting at https://web.lumiagm.com/219866537. Instructions on how stockholders of records can view the stockholder list during the Annual Meeting are available on the meeting website.

About NGM Biopharmaceuticals, Inc.

NGM is a biopharmaceutical company focused on developing novel therapeutics based on scientific understanding of key biological pathways underlying cardio-metabolic, liver, oncologic and ophthalmic diseases. We leverage our biology-centric drug discovery approach to uncover novel mechanisms of action and generate proprietary insights that enable it to move rapidly into proof-of-concept studies and deliver potential first-in-class medicines to patients. At NGM, we aspire to operate one of the most productive research and development engines in the biopharmaceutical industry, with multiple programs in clinical development. Please visit us at www.ngmbio.com for more information.

Investor Contact: Sylvia Wheeler and Alexandra Santos swheeler@wheelhouselsa.com asantos@wheelhouselsa.com ir@ngmbio.com	Media Contact: Liz Melone media@ngmbio.com